                                 EXHIBIT 10.19

                      THIRD AMENDMENT TO CREDIT DOCUMENTS
                      -----------------------------------

     This Third Amendment to Credit Documents is made as of February 11, 2000 (the "Amendment") by and among Prism Mortgage Company, an Illinois corporation (the "Borrower"), Pacific Guarantee Mortgage Corporation, a California corporation, Mortgage Market, Inc., an Oregon corporation, PointSource Financial, L.L.C., an Illinois limited liability company, Infiniti Mortgage, L.L.C., an Illinois limited liability company, First City Financial Corp., a Colorado corporation, the lenders identified on the signature pages hereof (the "Lenders"), and Bank One, NA, a national banking association formerly known as The First National Bank of Chicago, as administrative agent for the Lenders ("Agent").

                                 1.  RECITALS

     The Borrower, the Borrowing Subsidiaries, the Agent and the Lenders are parties to a certain Credit Agreement dated as of March 31, 1999, as amended by an Amendment to Credit Documents dated as of May 24, 1999 and a Second Amendment to Credit Documents dated as of October 7, 1999 (as so amended, the "Credit Agreement"), pursuant to which the Lenders have agreed to provide a revolving credit facility to the Borrower and the Borrowing Subsidiaries on the terms and conditions set forth in the Credit Agreement. Any capitalized term not expressly defined herein shall have the meaning ascribed to such term in the Credit Agreement.

     The Borrower, the Borrowing Subsidiaries, the Agent, and the Lenders desire to amend the Credit Agreement to revise the definition of Change in Control.

     NOW, THEREFORE, the parties hereto agree as follows:

     1.   Change in Control. The definition of Change in Control in Article I of
          -----------------
the Credit Agreement is hereby deleted and replaced with the following:

          "Change in Control" means (i) any Person or group of Persons acting together shall, directly or indirectly, acquire and beneficially own more than 35% of the outstanding shares of voting stock of Borrower's parent corporation, Prism Financial Corporation (excluding the stock held in Bruce Abrams' estate and the subsequent transfer of ownership from his estate to his wife) or (ii) the Borrower shall cease to be a Wholly-Owned Subsidiary of Prism Financial Corporation."

     2.   Collateral Audit.  The Borrower shall, within fifteen days after the
          ----------------
date hereof, retain PricewaterhouseCoopers LLP to conduct an independent collateral audit of the Mortgage Loans pledged as Collateral.

     3.   Miscellaneous.
          -------------

          (a)  All references to the Credit Agreement in the Loan Documents shall be deemed to refer to the Credit Agreement as amended by this Amendment.
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          (b)  The Borrower and each Borrowing Subsidiary each hereby represents and warrants to the Lenders that on the date of execution hereof, both prior to and after giving effect to this Amendment, (i) the representations and warranties of the Borrower and the Borrowing Subsidiaries contained in the Loan Documents are accurate and complete in all respects, and (ii) no Default or Unmatured Default has occurred and is continuing.

          (c) In all other respects, the Credit Agreement and the other Loan Documents are and remain unmodified and in full force and effect and are hereby ratified and confirmed. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

          (d) The Borrower agrees to reimburse the Agent for all reasonable out-of-pocket expenses (including legal fees and expenses) incurred in connection with the preparation, negotiation and consummation of this Amendment. Notwithstanding the provisions of Section 2.7.5 of the Credit Agreement, the Lenders agree that the amendment fee of $2,500 per Lender referred to therein shall not apply to or be payable in connection with this Amendment.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                         PRISM MORTGAGE COMPANY, an Illinois corporation

                         By: /s/ David Fisher
                            ------------------------------------
                         Name:   David Fisher
                              ----------------------------------
                         Title:  Senior VP
                               ---------------------------------

                         PACIFIC GUARANTEE MORTGAGE CORPORATION, a California corporation

                         By: /s/ David Fisher
                            ------------------------------------
                         Name:   David Fisher
                              ----------------------------------
                         Title:  Senior VP
                               ---------------------------------

                         MORTGAGE MARKET, INC., an Oregon corporation

                         By: /s/ David Fisher
                            ------------------------------------
                         Name:   David Fisher
                              ----------------------------------
                         Title:  Senior VP
                               ---------------------------------

                         POINTSOURCE FINANCIAL, L.L.C., an Illinois limited liability company

                         By: Prism Mortgage Company, its Manager

                              By: /s/ David Fisher
                                 ------------------------------------
                              Name:   David Fisher
                                   ----------------------------------
                              Title:  Senior VP
                                    ---------------------------------

                         INFINITI MORTGAGE, L.L.C., an Illinois limited liability company

                         By: Prism Mortgage Company, its Manager

                              By: /s/ David Fisher
                                 ------------------------------------
                              Name:   David Fisher
                                   ----------------------------------
                              Title:  Senior VP
                                    ---------------------------------

                         FIRST CITY FINANCIAL CORP., a Colorado corporation


                         By: /s/ David Fisher
                            -----------------------------------------
                         Name:   David Fisher
                              ---------------------------------------
                         Title:  Senior VP
                               --------------------------------------

                         BANK ONE, NA, Individually and as Agent


                         By: /s/ Thomas J. Connally
                            -----------------------------------------
                         Name:   Thomas J. Connally
                              ---------------------------------------
                         Title:  Vice President
                               --------------------------------------

                         THE BANK OF NEW YORK

                         By: /s/ Perry D. Gasling
                            -----------------------------------------
                         Name:   Perry D. Gasling
                              ---------------------------------------

                         Title:  Managing Director
                               --------------------------------------

                         COMERICA BANK

                         By: /s/ Mandy J. Lark
                            -----------------------------------------
                         Name:   Mandy J. Lark
                              ---------------------------------------
                         Title:  Asst. Vice President
                               --------------------------------------

                         FIRST UNION NATIONAL BANK

                         By: /s/ Peter G. Perna
                            -----------------------------------------
                         Name:   Peter G. Perna
                              ---------------------------------------
                         Title:  Vice President
                               --------------------------------------

                         GUARANTY FEDERAL BANK, F.S.B.

                         By: /s/ Sean A. Tobias
                            -----------------------------------------
                         Name:   Sean A. Tobias
                              ---------------------------------------
                         Title:  Vice President
                               --------------------------------------

                         HIBERNIA NATIONAL BANK

                         By: /s/ Stephanie F. Tyner
                            -----------------------------------------
                         Name:   Stephanie F. Tyner
                              ---------------------------------------
                         Title:  VP
                               --------------------------------------

                         LASALLE BANK NATIONAL ASSOCIATION

                         By: /s/ David Scherer
                            -----------------------------------------
                         Name:   David Scherer
                              ---------------------------------------
                         Title:  Vice President
                               --------------------------------------

                         MERCANTILE BANK

                         By: /s/ Mark Rieger
                            -----------------------------------------
                         Name:   Mark Rieger
                              ---------------------------------------
                         Title:  Vice President
                               --------------------------------------

                         U.S. BANK NATIONAL ASSOCIATION

                         By: /s/ Edwin D. Jenkins
                            -----------------------------------------
                         Name:   Edwin D. Jenkins
                              ---------------------------------------
                         Title:  VP
                               --------------------------------------